UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2025

PSQ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

313 Datura Street, Suite 200 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 776-2402

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PSQH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by PSQ Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on December 18, 2025 (the “Original Report”) and the press release furnished thereto as Exhibit 99.1 (the “Original Exhibit 99.1”). The sole purpose for filing this Amendment is to correct a scrivener’s error describing the total number of loan and lease contracts entered into by the Company’s Credova credit business in 2025 described in the Original Report and Original Exhibit 99.1 as being 1,066 contracts, instead of the correct number of contracts of 1,606 (the “Specified Error”). This Amendment supplements the Original Report and should be read in conjunction with the Original Report, and replaces the Original Exhibit 99.1 in its entirety. No other changes have been made to the Original Report or Original Exhibit 99.1 other than to correct the Specified Error, as described above and reflected below. The press release furnished hereto as Exhibit 99.1 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, unless specifically identified as being incorporated therein by reference.

The first paragraph under Item 8.01 in the Original Report is amended and restated to read as follows:

Item 8.01 Other Events.

“During the four-day Black Friday through Cyber Monday (“BFCM”) period, the amount of Gross Merchandise Volume (“GMV”) processed by the Company’s PSQ Payments business increased by approximately $6.5 million, or 536%, from $1.2 million in 2024 to $7.8 million in 2025. During the BFCM period, the amount of GMV processed by the Company’s Credova credit business increased by approximately $533,000, or 75%, from $706,000 in 2024 to $1,238,000 in 2025. During the BFCM period, the number of loan and lease contracts the Company’s Credova credit business entered into increased by 675, or 73%, from 931 contracts in 2024 to 1,606 contracts in 2025.”

Original Exhibit 99.1 under Item 9.01 in the Original Report is replaced in its entirety with the below furnished Exhibit 99.1:

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 18, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: December 18, 2025	By:	/s/ Michael Seifert
	Name:	Michael Seifert
	Title:	Founder, Chairman and Chief Executive Officer